UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 30, 2013

GLEACHER & COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-14140

(Commission File Number)

22-2655804

(IRS Employer Identification No.)

1290 Avenue of the Americas

New York, New York

(Address of Principal Executive Offices)

10104

(Zip Code)

(212) 273-7100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

The information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 30, 2013, Gleacher & Company, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Amendment”), which will become effective on May 30, 2013 at 5:00 p.m. Eastern Time, to effect a reverse stock split of the Company’s common stock at a ratio of one for twenty (the “Reverse Stock Split”). The Amendment provides that the Reverse Stock Split will become effective at 5 p.m. Eastern Time on May 30, 2013, at which time every twenty shares of the Company’s issued and outstanding common stock were automatically combined into one issued and outstanding share of the Company’s common stock. The Amendment also reduced the number of authorized shares of common stock in the same ratio as the reverse stock split.

The Amendment was approved by the stockholders of the Company at the Company’s 2013 Annual Meeting of Stockholders, with a Reverse Stock Split ratio of between one-for-ten and one-for-twenty to be determined by the Company’s Board of Directors (the “Board”). The Board approved the Amendment with a ratio of one-for-twenty later that day.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 3.1 to this report and is incorporated by reference herein.

Item 7.01.                                        Regulation FD Disclosure.

The Company announced the matters described in Item 5.03 above in a press release issued on May 30, 2013. The press release is filed herewith as Exhibit 99.1.

The information in Item 7.01 of this Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.                                        Financial Statements and Exhibits

(d)                                 Exhibits.

3.1 - Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Gleacher & Company, Inc. dated May 30, 2013.

99.1 - Press Release of Gleacher & Company, Inc. dated May 30, 2013.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLEACHER & COMPANY, INC.

	By:	/s/ Bryan J. Edmiston
	Name:	Bryan J. Edmiston
	Title:	Controller

Dated: May 30, 2013

3